Exhibit 99.6

FORM OF 4.65% SENIOR NOTES DUE 2015

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR THE NOMINEE OF A DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, TO WM. WRIGLEY JR. COMPANY (THE “COMPANY”) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.11 OF THE INDENTURE, THIS SECURITY MAY BE TRANSFERRED IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF DTC OR TO A SUCCESSOR DEPOSITARY OR TO A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

WM. WRIGLEY JR. COMPANY

4.65% Senior Note Due 2015

CUSIP NO. 982526AB1

ISIN NO. US982526AB19

No. 01	$500,000,000

WM. WRIGLEY JR. COMPANY, a corporation duly organized and existing under the laws of Delaware (herein called the “Company”, which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of $500,000,000 (FIVE HUNDRED MILLION U.S. DOLLARS) on July 15, 2015, and to pay interest thereon from July 14, 2005 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on January 15 and July 15 in each year, commencing on January 15, 2006 at the rate of 4.65% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in the Indenture hereinafter referred to, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the regular record date for such interest, which shall be the immediately preceding January 1 or July 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest that is not so punctually paid or duly provided for shall forthwith cease to be payable to the holder on such regular record date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date for the payment of such Defaulted Interest to be fixed by the Trustee which special record date shall not be more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after receipt by the Trustee of the notice of proposed payment, notice of which shall be given to holders of Securities of this series less than 10 days prior to such special record date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payments of interest on this Security shall include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Security shall be computed and paid on the basis of a 360-day year consisting of twelve 30-day months.  In the event that any date on which interest is payable on this Security is not a Business Day, then payment of the interest payable on such date shall be made on the next succeeding day that is a Business Day, with the same force and effect as if made on the date the payment was originally payable.

The Company shall maintain in the Borough of Manhattan, The City of New York, an office or agency where this Security may be surrendered for registration of transfer or exchange and an office or agency where this Security may be presented for payment or for exchange. The Company has initially appointed J.P. Morgan Trust Company, National Association as its Security Registrar, Transfer Agent and Paying Agent.  On the date hereof, the office of the Security Registrar, Transfer Agent and Paying Agent is located at 4 New York Plaza, 15th Floor, New York, New York  10004.  The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent, Transfer Agent or Security Registrar, to appoint additional or other Paying Agents or other Security Registrars and to approve any change in the office through which any Paying Agent, Transfer Agent or Security Registrar acts.  The principal of and interest on this Security shall be paid in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  Payment of interest (including interest on an Interest Payment Date) shall be made, subject to such surrender where applicable, at the option of the Company, by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

The Notes (as defined on the reverse hereof) shall be senior unsecured obligations of the Company and shall rank equally in right of payment with all of the other senior unsecured and unsubordinated indebtedness of the Company from time to time outstanding. The Notes shall rank senior to any subordinated indebtedness of the Company.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER

F-2

PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: July 14, 2005

WM. WRIGLEY JR. COMPANY

By:
		Name:	Reuben Gamoran
		Title:	Vice President and Chief Financial Officer

Attest:

Name:	Howard Malovany
Title:	Vice President, Secretary and General Counsel

[Seal of Wm. Wrigley Jr. Company]

Trustee’s Certificate Of Authentication
This is one of the Securities of the series
designated therein referred to
in the within-mentioned Indenture.

J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

[REVERSE SIDE OF NOTE]

This Security is one of a duly authorized issue of Securities of the Company issued and issuable in one or more series under an Indenture dated as of July 14, 2005 (the “Indenture”; capitalized terms used and not defined herein shall have the meaning ascribed to such terms in the Indenture), between the Company and J.P. Morgan Trust Company, National Association, as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and any indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the holders of the Securities issued thereunder and of the terms upon which said Securities are, and are to be, authenticated and delivered.  This Security is one of the series of Securities of the Company issued pursuant to the Indenture designated as “4.65% Senior Notes due 2015” (the “Notes”), initially limited in aggregate principal amount to $500,000,000. The Company may, from time to time, without the consent of the holders of the Notes, issue additional Securities under the Indenture having the same terms as the Notes in all respects, except for the issue date, issue price and the initial interest payment date, and additional Securities shall be consolidated and form a single series with the Notes.

Notes in Definitive Form

This Security is exchangeable in whole or from time to time in part for Notes of this series in definitive registered form only as provided herein and in the Indenture. If (1) at any time the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for this Security or if at any time the Depositary shall no longer be registered or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, and the Company does not appoint a successor Depositary within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, (2) an Event of Default has occurred with regard to the Notes represented by this Security and has not been cured or waived or (3) the Company determines that this Security shall no longer be represented by a Global Security and executes and delivers to the Trustee an Officers’ Certificate evidencing such determination, this Security shall be exchangeable for Notes of this series in definitive registered form, provided that the definitive Notes so issued in exchange for this Security shall be in denominations of $1,000 and any integral multiple of $1,000 in excess thereof, without coupons, and in an aggregate principal amount equal to the principal amount of this Security to be exchanged. Except as provided above, owners of beneficial interests in this Security shall not be entitled to have Notes registered in their names, shall not receive or be entitled to physical delivery of Notes in definitive registered form and shall not be considered the holders thereof for any purpose under the Indenture.

Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

Amendment and Modification

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the holders of the Notes under the Indenture at any time by the Company and the Trustee with the consent of the holders of not less than a majority in aggregate principal amount of the Notes at the time Outstanding. The Indenture also permits the holders of specified percentages in principal amount of the Notes at the time Outstanding, on behalf of the holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Security shall be conclusive and binding upon such holder and upon all future holders of this Security and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Optional Redemption of the Notes

The Notes shall be redeemable, in whole at any time or in part from time to time, at the option of the Company (a “Redemption Date”), at a redemption price (the “Redemption Price”) equal to the sum of (i) the principal amount of any Notes being redeemed plus accrued interest to the Redemption Date and (ii) the Make-Whole Amount (as defined below), if any.

If the Company has given notice as provided in the Indenture and funds for the redemption of the Notes called for redemption have been made available on the Redemption Date, such Notes shall cease to bear interest on the Redemption Date. Thereafter, the only right of the holders of such Notes shall be to receive payment of the Redemption Price.

The Company shall give notice of any optional redemption to holders of the Notes at their addresses, as shown in the Security Register for the Notes, not more than 60 nor less than 30 days prior to the Redemption Date.  The notice of redemption shall specify, among other items, the Redemption Price and the principal amount of the Notes held by such holder to be redeemed.

“Make-Whole Amount” means the excess of (1) the aggregate present value, on the redemption date, of the principal being redeemed or paid and the amount of interest (exclusive of interest accrued to the date of redemption or accelerated payment) that would have been payable if such redemption or accelerated payment had not been made over (2) the aggregate principal amount of the Notes being redeemed or paid.  Net present value shall be determined by discounting, on a semi-annual basis, such principal and interest at the Reinvestment Rate (as defined below and as determined on the third business day preceding the date such notice of redemption is given or declaration of acceleration is made) from the respective dates on which such principal and interest would have been payable if such redemption or accelerated payment had not been made.

“Reinvestment Rate” for the Notes means 0.15%, plus the arithmetic mean of the yields under the respective heading “Week Ending” published in the most recent Statistical Release (as defined below) under the caption “Treasury Constant Maturities” for the maturity (rounded to the nearest month) corresponding to the remaining life to maturity, as of the payment date of the principal being redeemed or paid.  If no maturity exactly corresponds to such maturity, yields for the two published maturities most closely corresponding to such maturity shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding in each of such relevant periods to the nearest month.  For the purpose of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used.

“Statistical Release” means the statistical release designated “H.15(519)” or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the applicable Indenture, then such other reasonably comparable index which shall be designated in good faith by the Company.

If less than all of the Notes are to be redeemed, the Company shall give the Trustee at least 45 days advance notice of the Redemption Date as to the aggregate principal amount to be redeemed and the Trustee shall select the Notes or portions of Notes to be redeemed by such method as the Trustee shall deem fair and appropriate. The Trustee may select for redemption Notes and portions of Notes in amounts of whole multiples of $1,000.

Sinking Fund

The Notes shall not be subject to any sinking fund or analogous provision.

Miscellaneous

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the time, place and rate, and in the coin or currency, herein and in the Indenture prescribed.

Any money that the Company deposits with the Trustee or any Paying Agent or that the Company holds in trust for the payment of principal or any interest on this Note that remains unclaimed for two years after the date upon which the principal and interest are due and payable, shall be repaid to the Company on May 31 of each year or (if then held by the Company) discharged from the trust.  After that time, unless otherwise required by mandatory provisions of any unclaimed property law, the holder of this Security shall be able to seek any payment to which such holder may be entitled to collect only from the Company.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender for transfer of this Security at the office or agency of the Company designated for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company or the Security Registrar and duly executed by, the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of the same series as the Security presented for a like aggregate amount, shall be issued to the designated transferee or transferees.  No service charge shall be made for any such exchange or registration of transfer, but the Company shall require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee, any Paying Agent, any Transfer Agent and the Security Registrar may deem and treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue and notwithstanding any notice of ownership or writing thereon made by anyone other than the Security Registrar, and none of the Company, the Trustee, any Paying Agent, any Transfer Agent and the Security Registrar shall be affected by notice to the contrary.

The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the holder surrendering the same upon surrender of the Note or Notes to be exchanged at the office or agency of the Company.

No recourse shall be had for payment of the principal of or interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

THIS SECURITY SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE INTERNAL LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.